UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 4, 2008
 Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)

50 Old Webster Road
 Oxford, Massachusetts 01540
 (Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (508) 373-1100

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 4, 2008, IPG Photonics Corporation (the “Registrant”) amended its existing unsecured revolving credit facility with Bank of America, N.A. increasing the availability of revolving credit under the facility to $35 million from $20 million and extending its maturity date to July 26, 2011 from June 20, 2010. The annual interest rate for revolving borrowings is unchanged at LIBOR plus 0.8% to 1.2%.  Funds from this credit facility will be used to support the Registrant's global operations and for general corporate purposes.

The amended credit facility also includes a $20 million term note due July 26, 2013.  The new $20 million note is secured by a lien on the Registrant’s real property and production and headquarters buildings in Oxford, Massachusetts and bears interest at a variable rate of LIBOR plus 0.8% to 1.2%.  Concurrent with the term note, the Registrant and Bank of America, N.A. entered into an interest rate swap instrument which converts the interest rate on the term note from a variable rate to a fixed rate of 4.1% plus 0.8% to 1.2% for the term of the note.

Item 1.02 Termination of a Material Definitive Agreement.

On June 4, 2008, proceeds from the term note described above were used to repay all of the outstanding principal and interest on the Registrant’s unsecured subordinated promissory notes due December 2009 (the “Subordinated Notes”).  The Subordinated Notes bore interest at an annual rate of 7% and interest would have increased to an annual rate of 10% in December 2008 until their maturity.  Prior to repayment of the Subordinated Notes on June 4, 2008, the holders of the Subordinated Notes agreed to reduce the principal amount of the Subordinated Notes to $19.5 million if they were repaid prior to June 30, 2008.

Item 9.01 – Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit
Number	Description

10.1	Loan Agreement between the Registrant and Bank of America, N.A. dated as of June 4, 2008

1 10.2	Revolving Credit Note by the Registrant dated June 4, 2008

1 10.3	Term Note by the Registrant dated June 4, 2008

1 10.4	Mortgage and Security Agreement between Registrant and Bank of America, N.A. dated as of June 4, 2008

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION
June 9, 2008	/s/ Angelo P. Lopresti
Angelo P. Lopresti
Vice President, General Counsel & Secretary

Exhibits

Exhibit
Number	Description

1 10.1	Loan Agreement between the Registrant and Bank of America, N.A. dated as of June 4, 2008

1 10.2	Revolving Credit Note by the Registrant dated June 4, 2008

1 10.3	Term Note by the Registrant dated June 4, 2008

1 10.4	Mortgage and Security Agreement between Registrant and Bank of America, N.A. dated as of June 4, 2008